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                                                                     EXHIBIT 4.1

   COMMON STOCK                    [LOGO]                     PAR VALUE $.01


     NUMBER                                                       SHARES
1     GPI

     INCORPORATED UNDER                      THIS CERTIFICATE IS TRANSFERABLE
      THE LAWS OF THE                                IN NEW YORK, NY
     STATE OF DELAWARE                           AND RIDGEFIELD PARK, NJ

                                                       CUSIP 398905 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                           GROUP 1 AUTOMOTIVE, INC.


THIS CERTIFIES THAT




is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK

of Group 1 Automotive, Inc. (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the seal of the Corporation and the signatures of its duly authorized Officers.

Dated:
        /s/ B.B. HOLLINGSWORTH, JR.    COUNTERSIGNED AND REGISTERED:
        CHAIRMAN PRESIDENT AND         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
        CHIEF EXECUTIVE OFFICER                     TRANSFER AGENT AND REGISTRAR


                              [SEAL]


        /s/ SCOTT L. THOMPSON            BY
        SENIOR VICE PRESIDENT, TREASURER            AUTHORIZED SIGNATURE
        AND CHIEF FINANCIAL OFFICER

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                          NON-NEGOTIABLE COMMEMORATIVE CERTIFICATE
                                   GROUP 1 AUTOMOTIVE, INC.

    The Corporation will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gifts to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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                                                                        Shares
  ----------------------------------------------------------------------
  of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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  Attorney to transfer the said shares on the books of the within named
  Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------


                                   -------------------------------------------
                      NOTICE:                      (SIGNATURE)
           THE SIGNATURE(S) TO THIS ASSIGNMENT
           MUST CORRESPOND WITH THE NAME AS
           WRITTEN UPON THE FACE OF THE
           CERTIFICATE IN EVERY PARTICULAR
           WITHOUT ALTERATION OR ENLARGEMENT
           OR ANY CHANGE WHATEVER.

                                   -------------------------------------------
                                                   (SIGNATURE)

                                   THE SIGNATURE(S) SHOULD BE GURANTEED BY AN
                                   "ELIGIBLE GURANTOR INSTITUTION" AS DEFINED
                                   IN RULE 17 AD-16 UNDER THE SECURITIES AND
                                   EXCHANGE ACT 103A, AS AMENDED.


                                   Signature Guaranteed By:

                                   --------------------------------------





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        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Group 1 Automotive, Inc. and ChaseMellon Shareholder Services, L.L.C., dated as of October 3, 1997 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Group 1 Automotive, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by seperate certificates and will no longer be evidenced by this certificate. Group 1 Automotive, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person or any Affiliate or Associate thereof (each as defined in the Rights Agreement) shall, under certain circumstances, become null and void.